MAGELLAN GOLD CORPORATION



MANAGEMENT PRESENTATION

OCTOBER 2015

FORWARD-LOOKING STATEMENTS

Certain of the statements made and information contained in this presentation may contain forward-looking information within the meaning of applicable United States securities laws. Such statements are based on good faith assumptions that Magellan Gold Corporation believes are reasonable but which are subject to a wide range of uncertainties and business risks that could cause actual results to differ materially from future results expressed, projected or implied by such forward-looking statements. Factors that could cause actual results to differ from those anticipated are discussed in Magellan Gold Corporation's periodic filings with the Securities and Exchange Commission.

Cautionary Note to U.S. Investors: The United States Securities and Exchange Commission permits mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can legally extract or produce. Under SEC Industry Guide 7 standards, a "final" or "bankable" feasibility study is required to report reserves. We use certain terms in this presentation, such as "resources", "geologic resources", "measured", "indicated" and "inferred", that the SEC guidelines strictly prohibit us from including in our filings with the SEC. U.S. investors are urged to consider closely the disclosure in our latest Form 10-K and other reports filed with the SEC. You can review and obtain copies of these filings from the SEC's website at http://www.sec.gov/edgar.shtml.

OVERVIEW

- Magellan Gold Corporation (OTCBB: MAGE) is a US public enterprise with a strong focus on development of gold and silver mines. The Company is actively seeking quality projects with potential for early production.
- Magellan has a small but very experienced management team capable of successfully executing the Company's goals.
- Magellan's flagship project is its advanced district-scale Silver District Property in southwest Arizona, which encompasses three major epithermal vein structures having a collective strike length of 8 miles. Historical drilling of 465 shallow holes totaling 62,866 ft delineated 16 million ounces of silver available for open pit mining to depths of 100 ft.



- The Silver District Project exhibits promising potential to expand silver resources. Strike extensions of known deposits provide ready drill targets. Excellent potential also exists to substantially increase silver ounces through deeper drilling, as historical drilling was limited to 130 ft vertical depth. The initial target potential is 60 million ounces silver (1 million ounces gold equivalent).
- The Silver District Project deposits also contain significant quantities of fluorspar, barite and lead-zinc. These by-products could enhance economics of a silver mining operation.
- Magellan plans to expand known resources, to update previous metallurgical and engineering studies and to carry out additional feasibility work. The Company's goal is to advance the Silver District toward development and production.

CORPORATE

MAGELLAN GOLD CORPORATION

Trading symbol:	MAGE (OTCBB)
Shares issued & outstanding:	48.9 million
Trading range (52 weeks):	$0.02 to $0.51
Market capitalization ($0.06):	$2.9 million
Largest shareholder (individual):	75%
Management:	19%

GULF & WESTERN INDUSTRIES, INC.

Magellan subsidiary 85% owned - holds mineral assets

EXPERIENCED MANAGEMENT

MAGELLAN GOLD CORPORATION



John Power, President, Chief Financial Officer and Director

John C. Power has served as President, Chief Financial Officer and Director since the Company's inception in September 2010. Mr. Power has 30 years experience in managing public and private companies across diverse industries including mining, oil and gas, real estate, broadcasting and a closed end mutual fund. Currently Mr Power is also president and a director of Athena Silver Corporation (OTCBB: AHNR) and serves as co-manager of Silver Saddle Resources, LLC., a private exploration company. Mr. Power attended Occidental College and the University of California at Davis.

EXPERIENCED MANAGEMENT



Pierce Carson, President and Director, Gulf & Western Industries, Inc.

W. Pierce Carson, PhD, joined Gulf & Western Industries, Inc. as President and CEO in June 2015. Dr. Carson is a well qualified mining executive who has managed the discovery, development and operation of mining properties internationally and domestically over an accomplished career spanning over forty years. He has been closely involved with a number of mineral deposits that have been developed into mines in Australia, Papua New Guinea and the United States. Among the companies he has worked for are Exxon Minerals Company; Kennecott Copper Corporation; Nord Pacific Limited and Santa Fe Gold Corporation. Dr. Carson holds a PhD in Economic and Structural Geology and an MS in Ore Deposits from Stanford University, and a Bachelor's Degree in Geology from Princeton University.

EXPERIENCED MANAGEMENT

MAGELLAN GOLD CORPORATION



Doug Bowden, Senior Consulting Geologist

Douglas R. Bowden has over 35 years experience in the minerals exploration industry largely focused on gold, uranium and base metals throughout North America and Mexico. Mr. Bowden's career evolved rapidly from field geologist to a variety of management and executive positions. Mr. Bowden successfully managed exploration programs for Amselco Minerals, Kennecott, and Great Basin Exploration, directing regional generative exploration programs and managing large projects. He also served in senior executive positions with Western Energy Development Corp, Concordia Resource Corp and Gold Summit Corporation. Mr. Bowden holds a Bachelor's Degree in Geology from Grand Valley State University, and a MS Degree in Geology from Michigan Technological University.

MAGELLAN PROJECT LOCATION MAP

- The Silver District Project covering the historic Silver Mining District is located 30 miles north of Yuma in La Paz County, southwest Arizona. Magellan optioned the project in 2012 and completed purchase in 2014.

- The Sacramento Mountains Project is located 10 miles northwest of Needles in San Bernardino County, California. Magellan controls 14 unpatented lode mining claims (280 acres) covering old mines and prospects. Mineralization is associated with poorly exposed vein systems carrying precious metals. Potential exists for gold-silver epithermal vein deposits and for detachment-related disseminated gold deposits. An initial drilling program has been permitted. Magellan is seeking a joint venture partner.


Magellan Gold Corporation
Project Location Map
Canada
USA
Mexico
CALIFORNIA
ARIZONA
Sacramento Mtns. Project
Silver District Project
N
0
300 Km
0
200 Miles

SILVER DISTRICT
ACCESS & LAND STATUS

- The Silver District covers an area of 12 square miles of federal and state land open for mineral development located 6 miles east and north of the Colorado River.
- The District is bordered on the west and south by the Imperial National Wildlife Refuge, on the east by the Yuma Proving Grounds (US Military), and on the north and west by the Trigo Mountains Wilderness Area.
- Access from Yuma is via State Route 95 to Martinez Lake, a distance of 35 miles, and then a further 15 miles by county-maintained gravel and dirt roads to the Black Rock mine at the south end of the District. 4WD roads provide access to principal mines and prospects.


EXPLANATION
BLM Lands/Wilderness Area
State Lands
National Wildlife Refuge
U.S. Military Reservation
0
10
MILES
SILVER DISTRICT
TRIGO MTNS.
COLORADO RIVER
RED CLOUD
CLIP
BLACK ROCK
CHOCOLATE MOUNTAINS
Martinez Lake
AREA OF DETAIL
ARIZONA
Kingman
Phoenix
Morenci
Ajo
Tucson
CARGO MUCHACHO MTNS.
Southern Pacific Railway
Imperial Dam
CALIFORNIA
ARIZONA
Dome Valley
GILA
RIVER
To San Diego
I-8
CALIFORNIA
MEXICO
YUMA
95
To Phoenix
To Tucson
MEXICO
ARIZONA
N

SILVER DISTRICT OVERVIEW

MAGELLAN GOLD CORPORATION





MAGELLAN GOLD CORPORATION

SILVER DISTRICT PROPERTY MAP

- Magellan's extensive property consists of 87 unpatented lode mining claims, 23 unpatented mill site claims, 6 patented lode mining claims and an Arizona State Minerals Exploration Permit, totaling over 2,000 acres.
- The mining claims are subject to third party lease and/or net smelter royalties of varying percentages.
- Magellan's district-scale property position covers the heart of the historic Silver District and includes all of the important historical producers and most of the old mines and prospects.



CLAIM STATUS SUMMARY
PURCHASE OPTION & LEASE PROPERTIES
Red Cloud Patent (& 2 unpatented claims)
Lease $10,000 pa
2% NSR Royalty
Silver Glance & Mendivil Patents
Lease & Purchase Option $3,000 pa
Balance $247,000 - No Royalty
West Clip
Clip
Amelia
Revelation
Maine
Mendivil
Pedro Kino
Princess
Silver King
North Geronimo
Geronimo
State
Red Cloud
Papago
Pacific
Silver Glance
Black Rock
Riho Vein
T 3 S - R 23 W
T 4 S - R 23 W
MAGELLAN PROPERTIES
100% Magellan Unpatented (108 claims)
James G. Blaine Patent
5% NPI Royalty
Pacific-Black Rock Patents
No Royalty
Bell Royalty (15 Claims)
2% NSR
TOMC Royalty (62 Claims)
1.5% NSR
Arizona State Exploration Permit
Lease - Annual Fee
NON - MAGELLAN PROPERTIES
Foreign Patent
N
0
3000
SCALE IN FEET
Magellan Gold Corporation
Claim Location Map
Silver District Project
La Paz County, Arizona

SILVER DISTRICT HISTORY

MAGELLAN GOLD CORPORATION

- The Silver District was discovered in 1862. Historic recorded production during 1883-1893 was 1.56 million ounces silver and 2.3 million pounds lead. This production came mainly from underground operations at the Red Cloud and Clip mines.

- From 1973-1992, New Jersey Zinc Company and Orbex Minerals Ltd and its successor companies drilled 465 shallow holes for an aggregate length of 62,866 ft, conducted metallurgical test work and carried out scoping studies. Results were promising and suggested that detailed feasibility work would be justified. However little additional work was accomplished until Magellan's drilling in 2014.

- In 2014, Magellan drilled 3 holes, one of which was designed to confirm results of historic drilling. Magellan core hole PA-1 at the Papago deposit intersected 90 ft grading 6.05 opt silver (including 10 ft of 17.06 opt silver), which compares favorably to the historic RC hole result of 90 ft grading 5.78 opt silver (including 10 ft of 14.6 opt silver). PA-01's 90 ft intercept also returned previously unreported lead-zinc mineralization averaging 1.56% lead and 4.71% zinc over the 90 ft, including 10 ft grading 4.02% lead and 8.35% zinc.

SILVER DISTRICT
RED CLOUD MINE

MAGELLAN GOLD CORPORATION

RED CLOUD OPEN PIT AND HEAD FRAME



RED CLOUD VEIN AND OPEN PIT



MAGELLAN GOLD CORPORATION

SILVER DISTRICT VEIN SYSTEMS

- Mineralization is controlled by three major northwest trending vein systems extending over a collective strike length of 8 miles (West, Central and East Vein Systems).
- The epithermal veins occupy faults that cut the major rock units, which are comprised of Precambrian metamorphic rocks intruded by Cretaceous stocks and overlain by Tertiary (Miocene) volcanic rocks.
- The silver-bearing veins consist of silver and lead-zinc mineralization in massive quartz-calcite-fluorspar-barite veins and breccia zones.
- Potential ore-grade deposits containing silver (lead-zinc), fluorspar and barite occur along the veins in pod-like bodies commonly 15-50 ft or more wide and hundreds of ft long.



LITHOLOGY
Qal Alluvium, gravel, sand and valley fill
Qv Quaternary volcanics, basalts and rhyolitic tuffs
Tv Tertiary volcanics, andesitic and rhyolitic flows, dikes and plugs with rhyolitic to rhyodacitic tuffs
TKg Cretaceous to Early Tertiary quartz diorite to granodiorite stocks
pTm Precambrian metamorphic rocks
EXPLANATION
Silver-Bearing Vein
Vein Fault
Historic Mine Workings
Magellan Patented & Unpatented Claims
Magellan State Exploration Permit
Foreign Patent
MP Vein
West Clip
Clip
Amelia
Revelation
EAST VEIN SYSTEM
Maxie
CENTRAL VEIN SYSTEM
South Revelation
North Geronimo
Geronimo
Mendivil
WEST VEIN SYSTEM
Padre Kino
State Lease
State
Princess
Silver King
Red Cloud
Pacific
Papago
Silver Glance
Black Rock
Riho Vein
N
0 3000
SCALE IN FEET

SILVER DISTRICT VEINS

MAGELLAN GOLD CORPORATION

BLACK ROCK VEIN AND WORKINGS



PACIFIC VEIN OUTCROP



SILVER DISTRICT VEINS

PADRE KINO VEIN OUTCROP



CLIP VEIN AND OPEN STOPE



SILVER DISTRICT VEIN TEXTURES

MAGELLAN GOLD CORPORATION

WEST CLIP OUTCROP VEIN TEXTURES



RED CLOUD MINE VEIN TEXTURES



SILVER DISTRICT
MAGELLAN DRILLING

MAGELLAN GOLD CORPORATION

DRILLING 2014 PAPAGO



DRILLING 2014 RED CLOUD



MAGELLAN GOLD CORPORATION

SILVER DISTRICT RESOURCES

- In 1991, silver resources were estimated as 3,560,211 tons grading 4.46 opt silver (15,883,500 ounces contained silver). Resources are shown in red.
- In 1992, fluorspar resources were estimated as 2,263,772 tons grading 14.5% CaF_2 (328,450 tons contained fluorspar).
- Substantial tonnages grade 17.0% barite ($BaSO_4$).
- These historic resource estimations do not constitute a reserve estimation.
- Excellent potential exists to extend the known resources along strike in areas shown in green. Also to expand known resources at depth, as drilling was shallow and extended only to 130 ft vertically. Initial target potential is 60 million ounces silver.


MP Vein
West Clip
Clip
Amelia
Revelation
EAST VEIN SYSTEM
South Revelation
Mendivil
Maxie
CENTRAL VEIN SYSTEM
North Geronimo
Geronimo
WEST VEIN SYSTEM
Padre Kino
Silver King
Princess
State
Red Cloud
Papago
Pacific
Silver Glance
Black Rock
Rilho Vein
EXPLANATION
Silver-Bearing Vein
Vein Fault
Historic Mine Workings
Resource Area
Potential Resource Area
N
0
3000
SCALE IN FEET

SILVER DISTRICT
SILVER RESOURCE SUMMARY
Historic Resource – All Categories
(Orbex Resources, Inc., 1991)

MAGELLAN GOLD CORPORATION

Deposit	Vein System	Tons	Grade Silver opt	Ounces Silver
Black Rock	West	520,551	2.32	1,207,500
Papago	West	366,273	4.75	1,740,000
State	West	126,030	6.05	762,500
Geronimo	West	210,245	4.92	1,034,500
Padre Kino	Central	318,100	1.10	350,000
Maxie	Central	501,364	3.47	1,740,000
Revelation	East	722,500	4.52	3,265,500
Amelia	East	226,198	6.95	1,572,000
West Clip	East	164,100	5.83	956,500
Clip	East	404,850	8.04	3,255,000
Totals		**3,560,211**	**4.46**	**15,883,500**

SILVER DISTRICT
FLUORSPAR RESOURCE SUMMARY
Historic Resource – All Categories
(Kilborn Engineering, 1992)

MAGELLAN GOLD CORPORATION

Deposit	Vein System	Tons	Grade % CaF_2	Tons CaF_2
Black Rock	West	1,040,642	11.0	114,500
Pacific	West	106,000	19.2	20.350
Princess (Pop 30)	Central	119,733	18.2	21,800
Silver King	Central	314,042	17.5	54,950
Padre Kino	Central	683,355	17.1	16,850
Totals		**2,263,772**	**14.5**	**328,450**

SILVER DISTRICT
CONCEPTUAL DEVELOPMENT

MAGELLAN GOLD CORPORATION

- The New Jersey Zinc Company and Orbex Minerals Ltd. completed scoping studies supported by respected mining and metallurgical consultants. The conceptual operation was based on multiple open pits feeding a central processing plant. Flow sheet designs included fine grinding and cyanide leaching to recover silver, and conventional flotation to recover fluorspar and barite.

- Metallurgical recoveries were forecast to be 60-65% for silver and up to 80% for fluorspar and barite. These forecasts were supported by extensive bench and pilot scale metallurgical tests conducted by Mountain States and Hazen. Additional work on metallurgical options offers the potential to further improve recoveries.

- Although the historic scoping studies were encouraging, substantial additional work will be required to determine the feasibility of developing a new mine. Among other items, the work will need to include drilling for resource expansion, reserve estimation, metallurgical testing, mine and plant design and engineering, marketing studies and assessment of permitting issues. Until this work is accomplished and a positive feasibility conclusion obtained, there can be no assurance that the property contains commercially recoverable minerals.

INVESTMENT SUMMARY

MAGELLAN GOLD CORPORATION

- Magellan is establishing itself as an exploration and development company with a focus on high quality precious metals assets.
- The Silver District Project is an advanced silver project with promising potential for developing a new silver mine. By-products fluorspar, barite and lead-zinc could enhance economics of a silver operation.
- Excellent potential exists to substantially expand the current 16 million ounce silver resource through drilling of strike and depth extensions of the known deposits. The initial target objective is 60 million ounces silver (1 million ounces gold equivalent).
- Magellan intends to conduct an extensive drilling program, subject to availability of funds.
- Magellan also plans to further assess historic scoping studies and to initiate feasibility work.
- Magellan's goal is to advance the Silver District Project toward development and production.
- Enhanced stockholder value can be expected as Magellan advances the Silver District Project and executes its strategy of acquiring other quality precious metals assets.

MAGELLAN GOLD CORPORATION


99.99

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